ADVANCED SERIES TRUST

AST T. Rowe Price Diversified Real Growth Portfolio

Supplement dated March 17, 2021 to the

Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust), and the Summary Prospectus (the Summary Prospectus) for the AST T. Rowe Price Diversified Real Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Trust's Prospectus and the Summary Prospectus.

The Board of Trustees of the Trust, on behalf of the Portfolio, recently approved: (i) adding T. Rowe Price Singapore Private Ltd. (TRP Singapore) as an additional subadviser to the Portfolio; and (ii) a new subadvisory agreement for the Portfolio among PGIM Investments LLC, T. Rowe Price Associates, Inc., T. Rowe Price International Ltd., T. Rowe Price Hong Kong Limited, T. Rowe Price Japan, Inc. and TRP Singapore to the reflect the Portfolio's new subadvisory arrangement with TRP Singapore. This change is expected to become effective April 1, 2021.

To reflect this change, the Summary Prospectus and Prospectus relating to the Portfolio are hereby revised as follows, effective April 1, 2021:

I.The table in the "MANAGEMENT OF THE PORTFOLIO" section of the Summary Prospectus, and the table in the

"SUMMARY: AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO – MANAGEMENT OF THE PORTFOLIO" section of the Prospectus are hereby deleted and replaced with the table set forth below:

Investment	Subadvisers	Portfolio	Title	Service Date
Managers		Managers
PGIM Investments	T. Rowe Price Associates, Inc.;	Charles M. Shriver,	Vice President and	April 2014
LLC	T. Rowe Price International Ltd;	CFA	Portfolio Manager
	T. Rowe Price Japan, Inc.; T. Rowe	Toby M.	Vice President and	April 2014
	Price Hong Kong Limited; T. Rowe	Thompson, CFA,	Portfolio Manager
	Price Singapore Private Ltd.	CAIA

II.The following paragraph is hereby added to the section of the Prospectus entitled "HOW THE TRUST IS MANAGED –

INVESTMENT SUBADVISERS":

T. Rowe Price Singapore Private Ltd. (TRP Singapore) is a Singapore limited private company, organized in 2010 and a wholly owned subsidiary of T. Rowe Price International Ltd. (TRP International). TRP International is a UK corporation, organized in 2000, and is a wholly owned subsidiary of T. Rowe Price Associates Inc. TRP Singapore had $1.4 billion in assets under management as of December 31, 2020. TRP Singapore is headquartered in Singapore at 501 Orchard Road, #10- 02 Wheelock Place, Singapore 238880.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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